UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2005

eSpeed, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28191	13-4063515
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street, New York, NY 10022
(Address of principal executive offices)

Registrant's telephone number, including area code 212-938-5000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02.    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On July 1, 2005, eSpeed, Inc. ("eSpeed") was informed by Società per il Mercato dei Titoli di Stato – Borsa Obbligazionaria Europea S.p.A. ("MTS") that the MTS shareholders had voted to accept an alternative offer to acquire a majority interest in MTS.

As a result, on July 1, 2005, eSpeed terminated its commitment letter with Cantor Fitzgerald, L.P. ("CFLP"), a controlling stockholder of eSpeed, in which CFLP had agreed to lend eSpeed up to $60,000,000 on an unsecured basis in the event that such funds were required by eSpeed in connection with the possible acquisition of a majority interest in MTS. eSpeed's termination of the commitment letter did not subject it to any termination penalties.

ITEM 7.01. REGULATION FD DISCLOSURE

A copy of the press release announcing the vote by MTS shareholders is furnished with this Current Report on Form 8-K as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference.

Forward-Looking Statements

Certain statements in this filing (including the exhibit hereto) may contain forward-looking statements regarding eSpeed that are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, future financial and operating results, and objectives, expectations and intentions that are not historical facts. Such statements are based upon the current beliefs and expectations of eSpeed's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the costs and expenses of developing, maintaining and protecting our intellectual property, including judgments or settlements paid or received and their related costs, the possibility of future losses and negative cash flow from operations, the effect of market conditions, including trading volume and volatility, our pricing strategy and that of our competitors, our ability to develop new products and services, to enter new markets, to secure and maintain market share, to enter into marketing and strategic alliances, to hire new personnel, to expand the use of our electronic system, to induce clients to use our marketplaces and services and to effectively manage any growth we achieve, the effects of the attacks on the World Trade Center on September 11, 2001, and other factors that are discussed under "Risk Factors" in eSpeed's Annual Report on Form 10-K filed with the Securities and Exchange Commission. We believe that all forward-looking statements are based upon reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, you should not place undue reliance on these statements. Forward-looking statements speak only as of the date when made, and we undertake no obligation to update these statements in light of subsequent events or developments. Actual results and outcomes may differ materially from anticipated results or outcomes discussed in forward-looking statements.

ITEM 9.01.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibit

99.1	Press Release, dated July 1, 2005 (furnished, not filed).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eSpeed, Inc.
Date: July 1, 2005
	By:	/s/ Kevin Foley
Kevin Foley President